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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 28, 2000
                                                          --------------

                          NEXTLINK Communications, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                         000-22939                   91-1738221
--------                         ---------                   ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


               1505 Farm Credit Drive, McLean, Virginia     22102
               --------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

       Registrant's Telephone Number, including area code: (703) 547-2000
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

NEXTLINK Communications, Inc. announced today an agreement in principle to purchase multiple European metro fiber optic networks, an inter-city Pan European fiber optic network and transatlantic fiber-optic capacity for $306 million. NEXTLINK's press release announcing the transaction, filed herewith as
Exhibit 99.1, is incorporated herein by reference.

NEXTLINK Communications, Inc. and Forstmann Little & Co. also announced today the signing of a commitment letter under which Forstmann Little will invest, through the purchase of NEXTLINK convertible preferred stock, an additional $400 million in NEXTLINK to fund its business plan, to expand its network and services, including its domestic and international networks, and to introduce new technologies. NEXTLINK's press release announcing the commitment, filed herewith as Exhibit 99.2, is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

(c) Exhibits:

     The following exhibits are filed as part of this report:

     99.1     Press Release, dated May 23, 2000.

     99.2     Press Release, dated May 23, 2000.


                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEXTLINK COMMUNICATIONS, INC.


                                        By: /s/ Gary D. Begeman
                                            ------------------------------
                                            Gary D. Begeman
                                            Senior Vice President
                                            and General Counsel


Dated: May 23, 2000


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                                  Exhibit Index
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Exhibit No.       Description
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99.1              Press Release, dated May 23, 2000.

99.2              Press Release, dated May 23, 2000.